 Exhibit 99.1

 August 2023

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2022 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

 Key Metrics  Total Assets $5.5 billion  Market Capitalization $639.7 million  Cash Dividend Yield 4.95%  P/E Ratio 8.1x  Price to Book Value 1.0x  Price to Tangible Book Value 1.1x  Tangible Common Equity Ratio 10.90%  Competitive Position  3rd largest Kentucky domiciled bank holding company   2nd in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions   7th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions  Financial data as of June 30, 2023  Deposit market share as of June 30, 2022  3

 Corporate History  1903 Pikeville National bank formed  1987-2005 Acquired 14 banks and purchased 17 branch locations  1997 Changed name to Community Trust Bancorp, Inc.  2010 Acquired LaFollette First National Corporation  Presently Two operational subsidiaries~   Community Trust Bank, Inc. and   Community Trust and Investment Company  4

 Our Banking Franchise  Serving customers in 79 locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

Our Banking Franchise

Central Region

Loans - $885 million

Deposits - $1.1 billion

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $956 million

Deposits - $1.9 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $438 million

Deposits - $633 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $841 million

Deposits - $1.0 billion

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $804 million

CTIC

Assets Under Management - $3.3 billion (including $1.2 billion CTB)
Revenues - $17.7 million annualized

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of June 30, 2023

6

Trust Assets Under Management & Trust Revenue  Includes CTB portfolio  Assets in billions  Revenue in millions  7  Jun ‘23 Revenue annualized

 Executive Management Team   Banking Yrs. w/  Name Position Experience CTBI  Mark A. Gooch Vice Chairman, President, and CEO 42 years 42  Richard W. Newsom CTB President 40 years 40  Andy Waters CTIC President and CEO 36 years 19  Kevin J. Stumbo EVP/Chief Financial Officer 36 years 28  D. Andrew Jones EVP/NE KY/WV President 36 years 36  David Tackett EVP/E KY President 35 years 31  James B. Draughn EVP/Operations 30 years 30  Ricky Sparkman EVP/SC KY/TN President 38 years 29  James J. Gartner EVP/Chief Credit Officer 55 years (17 at OCC) 21  Steven E. Jameson EVP/Risk Manager 38 years 19  C. Wayne Hancock EVP/Senior Staff Attorney 14 years 14   Billie Dollins EVP/C KY President 42 years 13  8

 Operational Philosophy  Traditional community banking business model  Executive management and board of director commitment to strong corporate governance  Decentralized decision making and centralized operations and risk management  Strong loan portfolio risk management process  Specialized product offerings  Maintain a strong tangible equity position  Organic growth expectations combined with de novo branching and acquisition  Consistent long-term performance  9

 Consistent Financial Performance   YTD 2023 2022 2021 2020 2019     EPS $2.17 $4.59 $4.94 $3.35 $3.64  ROAA 1.42% 1.50% 1.63% 1.23% 1.49%  ROAE 11.87% 12.74% 12.88% 9.36% 10.84%  Net Int. Margin 3.42% 3.32% 3.21% 3.33% 3.60%  Efficiency Ratio 54.40% 53.07% 53.11% 58.30% 60.70%  Nonperforming Loans 0.30% 0.41% 0.49% 0.75% 1.03%  Net Charge-offs 0.06% 0.02% 0.00% 0.18% 0.18%  % of Average Assets:  Noninterest Income 1.03% 1.07% 1.13% 1.09% 1.14%  Noninterest Expense 2.31% 2.23% 2.21% 2.46% 2.73%  10  All information is for the year ended December 31 except YTD 2023 which is for the six months ended June 30.

 Earnings Review

 Earnings Per Share  EPS decreased 3.1% from June 2022 to June 2023  2023 EPS goal - $4.57 to $4.75 per share  12

 Net Income  Net income decreased 3.2% from June 2022 to June 2023  2023 goal for net income - $82.0 to $85.4 million  (in millions)  13

 Revenues  Revenues increased 4.7% from June 2022 to June 2023  2023 goal for revenues - $227.0 to $247.6 million  (in millions)  14

 Noninterest Incomeas a % of Total Revenue  Year-to-date noninterest income decreased 3.5% from June 2022 to June 2023  2023 goal for noninterest revenue – 24.0% to 26.0% of total revenue  (in millions)  15  Jun ’23 annualized

 Net Interest Revenue  YTD net interest revenue increased by 7.6% year over year for the six months ended June 30  Net interest margin increased 23 basis points  Average earning assets increased $23.3 million, or 0.5%  (in millions)  16  Jun ’23 annualized

 Net Interest Margin  Pressure on the margin  1-year cumulative gap position at 6/30/23 – (21.22)%  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2023 for bank holding companies with consolidated assets of $3 billion to $10 billion.  % of assets repricing  Within 30 days 19.35%  % of liabilities repricing   Within 30 days 49.21%  Within 90 days 54.15%  Within 180 days 56.41%  17

 Net Noninterest Expenseas a % of Average Earning Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2022 for bank holding companies with consolidated assets of $3 billion to $10 billion.  (in millions)  18  Noninterest Expense & Efficiency Ratio  (in millions)  Jun ’23 annualized

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2022 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 Balance Sheet Review

 Total Assets  Total assets at 6/30/23 increased $140.5 million, or an annualized 5.3%, from 12/31/22  Loans increased $220.4 million or an annualized 12.0%  Investment portfolio decreased $55.0 million or an annualized 8.8%  Deposits increased $104.1 million or an annualized 4.5%  2023 goal for total assets - $5.38 to $5.72 billion  (in billions)  21

 Total Loans  Loans increased $220.4 million, or an annualized 12.0%, from 12/31/22  2023 goal for total loans - $3.77 to $3.92 billion  (in billions)  22  Loan Portfolio Mix  June 30, 2023  Loan Rate Mix

 Concentrations of Creditas a % of Total Loans  June 30, 2023  23  There were no nonperforming loans in any of these loan categories as of June 30, 2023.

 Indirect Lending  (in millions)  24  Jun ’23 annualized

 Net Charge-offsas a % of Average Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2023 for bank holding companies with consolidated assets of $3 billion to $10 billion.  25  Nonperforming Loansas a % of Total Loans  Commercial loans were a net charge-off of $702 thousand  Consumer direct loans were a net charge-off of $43 thousand  Consumer indirect loans were a net charge-off of $253 thousand  Residential loans were a net charge-off of $90 thousand

 Nonperforming Assetsas a % of Total Assets  $2.0 million in other real estate owned  26  Loan Loss Reserve  as a % of Net Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2023 for bank holding companies with consolidated assets of $3 billion to $10 billion.

 Total Other Real Estate Owned  Sales of foreclosed properties for the six months ended 6/30/23 totaled $1.7 million  New bookings in the first six months of 2023 totaled $0.2 million  Properties under contract to sell at June 30, 2023 totaled $0.7 million  (in millions)  27

 Total Depositsincluding Repurchase Agreements  2023 goal for total deposits including repurchase agreements - $4.64 to $4.83 billion  (in billions)  28  Total Depositsincluding Repurchase Agreements  June 30, 2023

 Our Hoops CD product has been offered for over 23 years  100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky’s NCAA Basketball Championships  $169 million in Hoops CDs as of 6/30/23  12 Month Certificate of Deposit: April 10th through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.  29

 Shareholder Value

 Dividends Per Share  Dividend payout ratio at June 30, 2023 was 40.6%  Desired level between 40% and 50%  June 30, 2023 cash dividend yield was 4.95%  Cash dividend increased to $0.46 per share effective October 1, 2023, an increase of 4.5%  31  *2023 is projected DPS

 Shareholders’ Equity  Shareholders’ equity has increased 11.3% during the past five years  3.4% compound growth rate for the past five years  2023 goal for shareholders’ equity - $686.5 to $714.5 million  (in millions)  32  3.4%

 Book Value Per Share  Tangible Common Equity/Assets  33

 Total Market Capitalization  Peer data obtained from S&P Global; peer group consists of publicly traded regional bank holding companies with comparative assets, as defined in our Proxy Statement.  34  Price to Tangible Book Value   2018 2019 2020 2021 2022 6/30/23  CTBI 1.41x 1.51x 1.12x 1.23x 1.46x 1.08x  Peer 1.96x 1.85x 1.73x 1.81x 1.89x 1.67x   All data is as of year-end except 2023 which is as of June 30, 2023.  (in millions)

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2017 would have outperformed the NASDAQ Bank Stocks Index but not the Stock Market (U.S.) at December 31, 2022.  35

 Comparison to Russell 2000 Indexof Small Cap Companies  3-, 5-, and 10-year total returns annualized  Return to Investors  36  June 30, 2023

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends  43 years of consecutive increases in cash dividends  5-year compound growth rate of cash dividends 5.5%  Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index  CTBI shareholders include  218 institutional investors (including CTIC – 11.29%) hold 10.8 million shares (57.8%)  311 mutual funds hold 5.3 million shares (29.4%)  Data as of June 30, 2023  37

 Key Strategic Initiatives

 Operational Priorities  Build core earnings capacity  Quality loan growth  Low cost deposit growth  Branch expansion in growth markets  Maintain net interest margin   Operational efficiency  Expense control  Noninterest revenue growth  Compliance management  Increase noninterest income  Wealth management  Brokerage  Insurance  Continuing focus on improving asset quality   39

 CTBI’s Franchise Value  History of solid investor returns  Historically strong capital position  Investor focused dividend policy  Dividend Achievers Index  Consistent financial performance  Community banking strategy  Economic diversity in the markets we serve  Strong experienced management team and nearly 1,000 dedicated employees  Our shareholders  40

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